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                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of ___________, 1996, by and among CELGENE CORPORATION, a Delaware corporation ("Company"), Swartz Investments, LLC, a Georgia limited liability company ("Swartz Investments") and the subscribers ("Subscribers") to the Company's offering ("Offering") of up to $15 million of Series A Convertible Preferred Stock (the "Preferred Stock") pursuant to the Subscription Agreement between the Company and the Subscribers ("Subscription Agreement").

        1. Definitions. For purposes of this Agreement:

        (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

        (b) The term "Registrable Securities" means the Common Stock issuable or issued upon (i) conversion of the Preferred Stock issued to Investors in the Offering, (ii) exercise of the Lockup Warrants, and (iii) exercise of the Warrant(s);

        (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock and exercise of the Warrants and Lock Up Warrants at the time of such determination;

        (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

        (e) The term "Warrants" means the warrants granted to Swartz Investments or to persons designated by Swartz Investments in connection with i) this Offering and ii) the offering by the Company, through Swartz Investments, Inc. of the Company's 8% Convertible Debentures Due July 31, 1997;

        (f) The term "Lockup Warrants" means the "90 Day Lockup Warrants" and the "180 Day Lockup Warrants", as those terms are defined in Certificate Of Designation of Series A Convertible Preferred Stock of Celgene Corporation; and

        (g)  The  term   "Initiating   Holders"  means  holders  of  Registrable
Securities  obtained  or  obtainable  upon  conversion  of at least four hundred
(400) shares of Preferred Stock.

        2. Required Registration.

        (a) Within 30 days after the Last Closing of the Offering (as defined in the Subscription Agreement), but in no event sooner than April 10, 1996 the Company shall

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file a registration statement  ("Registration  Statement") on Form S-3 (or other suitable form, at the Company's discretion but subject to the reasonable approval of the Investors), covering the resale of all shares of Registrable Securities then outstanding.

        (b) The Registration Statement shall be done as a "shelf" registration statement under Rule 415, and shall be maintained effective until completion of the distribution described therein or such time as all Registrable Securities covered thereby can be immediately sold without any limitation on volume. The Company shall use its best efforts to have the Registration Statement declared effective within 90 days after the Last Closing (as defined in the Subscription Agreement) (the date which is 90 days after the Last Closing herein referred to as the "Due Date").

        (c) If the Registration Statement is not declared effective by the Due Date, the Company must continue to use its best efforts to obtain a declaration of effectiveness and shall pay the Investors an amount equal to one and a half percent (1 1/2%) per month of the aggregate amount of Preferred Stock sold in the Offering, compounded monthly, and accruing daily, for the first six (6) months and one percent (1%) thereafter, payable in common stock, which common stock shall also be deemed "Registrable Securities" for the purpose of this Agreement. Provided, however, that such additional amounts shall not be payable for so long as any delay in the effectiveness of the Registration Statement is due, directly to causes that are beyond the control of the Company, including but not limited to acts of God, acts or omissions of the Agent or the Investors, acts or omissions of any government or regulatory body (whether civil or military) that result in a delay of the declaration by the SEC of the effectiveness of registration statements generally, fires, explosions, floods, earthquakes or other natural or man-made disasters, epidemics, wars, riots, civil disturbances, sabotage, strikes, lockouts, labor difficulties involving third parties, loss of electrical or other power, or telecommunications equipment or line failures.

        3. Demand Registration.

        (a) If the Registration Statement described in Section 2 above is not effective by the Due Date, Initiating Holders may notify the Company in writing and demand that the Company file a registration statement under the Securities Act (a "Demand Registration Statement") covering the resale of the Registrable Securities then outstanding held by such Holders. Upon receipt of such notice, the Company shall, within ten (10) days thereafter, give written notice of such request to all Holders and shall, subject to the limitations of subsection 3(b), as soon as practicable, and in any event within 60 days after the receipt of such request, include in the Demand Registration Statement all Registrable Securities which the Holders request, by notice given to the Company within (10) days of receipt of the Company's notice.

        (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in subsection 3(a). In such event, the

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right  of any  other  Holder  to  include  his  Registrable  Securities  in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, and reasonably acceptable to the Company. The Holder will not be required to make any representation other than as to its ownership of the Registrable Securities and its intended method of distribution.

        (c) The Company is obligated to effect only one demand registration pursuant to Section 3 of this Agreement. The Company agrees to include all Registrable Securities held by all Holders in such Registration Statement without cutback or reduction. In the event the Company breaches its obligation of the preceding sentence, any Holders of the Registrable Securities which were not included in such Registration Statement shall be entitled to such a second demand registration for such excluded securities and the Company shall keep such registration statement effective as required by Section 6.

        The Company is not obligated to effect a demand  registration under this
Section 3 if in the opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the Act is not required for the immediate transfer of all of the Registrable Securities pursuant to Rule 144 or other applicable provision. Such opinion shall be addressed to the Holder at the Holder's Request.

        4. Piggyback  Registration.  If the Registration  Statement described in
Section 2 is not effective by the Due Date, and no demand for a Demand Registration Statement has been made pursuant to Section 3, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Holder, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The rights of Holders pursuant to this Section 4 will be limited to one Piggyback Registration Statement and the Company is not obligated to effect a demand registration under this Section 4 if in the opinion of counsel to the

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Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the Act is not required for the immediate transfer of all of the Registrable Securities pursuant to Rule 144 or other applicable provision.


        5. Limitation on Obligations to Register.

        (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Shares proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Shares to be included in the registration statement shall be allocated among all Holders who had requested Piggyback Registration, in the proportion that the number of Registrable Shares which each such Holder, including Swartz Investments, seeks to register bears to the total number of Registrable Shares sought to be included by all Holders, including Swartz Investments; provided that in no event shall the number of Registrable Securities be less than 20% of the total number of shares included in such registration.

        (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any Demand Registration Statement or Piggyback Registration Statement or (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of the existence of material non-public information (financial or otherwise) concerning the Company disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel, (A) otherwise required and (B) in the best interests of the Company; provided however that the Company will not delay or suspend effectiveness of such registration for more than three months from the date of the demand, unless it is then engaged in an acquisition that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible.

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        6.  Obligations  of the Company. Whenever required under this Agreement to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible,

        (a) in the event that the number of shares available under a registration statement filed pursuant to Section 2 or 3 above is insufficient to cover all of the Registrable Securities then outstanding, based upon the prior day's Closing Price (as defined in the Certificate of Designation) of the Series A Convertible Preferred Stock, the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover all shares of Registrable Securities then outstanding. The Company shall use its best efforts to effect such amendment or new registration within 90 days of the date the registration statement file under Section 2 or 3 is insufficient to cover all the shares of Registrable Securities then outstanding. Failure to effect an amendment or have the new registration statement declared effective within that 90 day period will result in the Company's obligation to pay the additional amounts stated in Section 2(c) to the Holders of Shares then outstanding, provided that such additional amounts shall not be payable for any day for which the number of shares of Common Stock available under the Registration Statement, is sufficient, based upon the prior day's Closing Price to cover all of the Registrable Securities then outstanding.

        (b) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

        (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

        (d) With respect to any Demand Registration Statement, use best efforts to keep such registration statement effective until the later of 60 days after all shares of the Preferred Stock have been converted and all Warrants and Lock-up Warrants have been exercised.


        (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        (g) In the event of any  underwritten  public  offering,  enter into and

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perform its obligations under an underwriting  agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

        (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the outside counsel of recognized Standing (or reasonably acceptable to Holder) representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        (i) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

        (j) Provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the Securities and Exchange Commission ("SEC").

        (k) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

        (l) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC and refrain from filing any document in a form to which Holders reasonably object.

        7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holders shall furnish to the Company such

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information regarding themselves,  the Registrable  Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

        8. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and including the reasonable fees and disbursements incurred of only one counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders who had requested such registration shall bear such expenses); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.

        9. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 4 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (and including the reasonable fees and disbursements incurred of only one counsel for the selling Holders selected by them), but excluding underwriting discounts and commissions relating to Registrable Securities.

        10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any

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state  securities law or any rule or regulation  promulgated  under the Act, the
1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

        (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 10(b) exceed the gross proceeds from the offering received by such Holder.

        (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the

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counsel retained by the indemnifying  party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such
action,   shall  relieve  such  indemnifying  party  of  any  liability  to  the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

        (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each holder of Registrable Securities agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively 'Losses') to which the Company and one or more of the holders of Registrable Securities may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the holders in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall any holder be responsible for any amount in excess of the net purchase price of securities sold by it under the registration statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the holders. The Company and the holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls a holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).


        (e) The obligations of the Company and Holders under this Section 10 shall survive the redemption and conversion, if any, of the Preferred Stock, the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.


        11. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

        12. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally and provided further that there can be no material reduction in a Holder's rights without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

        13. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: President, 7 Powder Horn Drive, Warren, NJ 07059, Telephone No. (908) 271-

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1001,  Telecopy No. (908) 805-3931 and (ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

        14. Termination. This Agreement shall terminate on the date that is five years from the date of this Agreement; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination, (ii) other indemnification obligations under this Agreement, or (iii) the Company's obligation to maintain the effectiveness of a registration statement filed prior thereto in accordance with the terms hereof, and to fulfill its obligations hereunder in respect thereof until it is no longer required to maintain the effectiveness thereof.

        15. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Shares included in a Demand Registration or Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Shares are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

        16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       CELGENE CORPORATION


                                       By: ________________________________
                                             _________________
                                             President


                                    Address:  ___________________

                                       10

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                                              ___________________

                                              ___________________



                                       INVESTOR(S)


                                       ___________________________________
                                       Investor's Name


                                       By:_________________________________
                                               (Signature)


                                    Address:  ___________________

                                              ___________________

                                              ___________________





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